EXHIBIT 23.3

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


We hereby consent to the use in this Registration Statement on Form S-8 of our report dated June 11, 2001, relating to the consolidated financial statements of Lucas Educational Systems, Inc. for the year ended March 31, 2001, which report is included in Form 10-KSB of Lucas Educational Systems, Inc.



                                                       /s/ Tanner & Co.
                                                       ----------------







         Salt Lake City, Utah
         July 23, 2002